Principal Funds, Inc.
Supplement dated November 10, 2020
to the Prospectus dated December 31, 2019
(as previously supplemented)
This supplement updates information currently in the Prospectus. Please retain this supplement for future reference.

SUMMARY FOR ORIGIN EMERGING MARKETS FUND
In the Sub-Advisor and Portfolio Managers sections, delete John Birkhold.

MANAGEMENT OF THE FUNDS
In The Sub-Advisors section, under Sub-Advisor: Origin Asset Management, LLP, delete references to John Birkhold.
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